UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                            Pursuant to Section 13 OR
                             15(d) of The Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 27, 2005
                                                         ----------------



                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-14120                  23-1462070
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 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania          19477
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          (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
                                                           --------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operation and Financial Condition.

     The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

On October 27, 2005, Advanta Corp. (the "Company") issued a press release describing its results for the quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 27, 2005 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated October 10, 2005. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 30 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      The following exhibit relating to Item 2.02 shall be deemed "filed" under the Exchange Act:

      99.1 Press Release issued October 27, 2005 regarding financial results for the quarter ended September 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Advanta Corp.
                                    -------------------------
                                           (Registrant)


Date: October 27, 2005
                                By:  /s/ Elizabeth Mai
                                     -----------------------------------------
                                       Elizabeth H. Mai, Chief Administrative
                                       Officer, Senior Vice President, Secretary
                                       and General Counsel

                                  EXHIBIT INDEX
                                  -------------



Exhibit           Description                                 Method of Filing
-------           -----------                                 ----------------


99.1              Press release issued October 27, 2005       Filed herewith
                  regarding financial results for
                  the quarter ended September 30, 2005